Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 September 16, 2026 2026 Barclays Global Financial Services Conference Welcome. The Huntington National Bank is Member FDIC. Huntington, Huntington Bank, and the Huntington Brandmark are service marks of Huntington Bancshares Incorporated. ©2026 Huntington Bancshares Incorporated.

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference Disclaimer 2 Caution Regarding Forward -Looking Statements The information contained or incorporated by reference in this presentation contains certain forward - looking statements, includi ng, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, estimates, and un cer tainties that are beyond the control of Huntington. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward - looking statements. Forward - looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward - looking statements are intended to be subject to the safe h arbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors w hic h could cause actual results to differ materially from those contained or implied in the forward - looking statements or historical performance: changes in general economic, political, regula tory, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages; instability in global econom ic conditions and geopolitical conditions, including U.S. direct involvement in war and other conflicts, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, res ults of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirement s and costs, such as Federal Deposit Insurance Corporation ("FDIC") special assessments, long -term debt requirements and heightened capital requirements; potential impacts to macroeconomi c conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows o f deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss o f value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; market perceptions of us and banks generally, includin g from the effects of social media; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Re serve System ("Federal Reserve"); volatility and disruptions in global capital, foreign exchange, and credit markets; movements in interest rates; competitive pressures on product pricin g a nd services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our "Fair Play" banking philosophy; introduction of new competitive products, such as stablecoins, and new competitors, such as financial technology companies and other "nontraditional" bank competitors; ch anges in policies and standards for regulatory review of bank mergers; the nature, extent, timing and results of governmental actions, examinations, reviews, reforms, regulations and interpretations, including those related to the Dodd - Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission ("SEC"), the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau, and state - level regulators; the possibility that the anticipated benefits of recent or proposed acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies or as a result of the strength of the economy and competitive factors in the areas where the companies do business; and other fa cto rs that may affect the future results of Huntington. All forward - looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward - looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward - looking stateme nts to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward - looking statements that occur afte r the date the forward - looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington updates one or more forward - looking statements, no inference should be drawn that Huntington will make additional updates with respect to those or other forward - looking statements. As forward - looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. See also the other reports filed with the SEC, including discussions under the “Forward -Looking Statements” and “Risk Factors” of Huntington’s Annual Report on Form 10 -K for the year ended December 31, 2025 and in its subseq uent Quarterly Reports on Form 10 -Q, including for the quarters ended March 31, 2026 and June 30, 2026, as filed with the SEC and available on its website at www.sec.gov. Use of Non -GAAP Financial Measures This document contains GAAP financial measures and non -GAAP financial measures where management believes it to be helpful in und erstanding Huntington’s results of operations or financial position. Where non -GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconcilia tion to the comparable GAAP financial measure, can be found in this document, the financial supplement, conference call slides, or the Form 8 -K related to this document, all of wh ich can be found in the Investor Relations section of Huntington’s website, http://www.huntington.com.

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference 3 Key Messages Disciplined execution driving solid performance in an evolving operating environment2 Strategically well-positioned national franchise with substantial scale in high growth markets and value-added fee businesses1 3 Partner synergies tracking at or ahead of expectations 4 Will deliver robust long-term value creation

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Global Financial 4Note: Balances as of period end 6/30/26 Leading National Commercial Businesses Super Regional Bank Positioned for Strong Secular Growth Vision To Be the Leading People - First, Customer - Centered Bank in the Country Comprehensive Set of Payments Solutions Powerhouse Consumer and Regional Banking Franchise in 21 States Proud 160 year history. Accelerating into the future. $284B Assets $189B Loans $222B Deposits Proactive and Robust Risk Management Full Spectrum Wealth Management Platform Capital Markets Business with Broad Capabilities 2026 Barclays Conference

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 52026 Barclays Conference Over A Decade of Transformation | 2015 to 2026 1) Loan and Deposit balances as of 12/31/2015; 2) Loan and Deposit balances as of 6/30/2026 3) Based on new business volume among U.S. Bank Affiliates; Monitor 100 2026 | Vol. 53 No. 4 2015 2026 NARROW GEOGRAPHY • Loans 1: $50B • Deposits 1: $55B • Strong market share in average - growth Midwest (7 states) EXPANDED GEOGRAPHY & SUBSTANTIAL SCALE • Loans 2: $189B • Deposits 2: $222B • Midwest leadership and scale in high - growth Texas and Southeast regions (21 states) LIMITED NATIONAL PRESENCE • National Auto Finance • 4 National specialty commercial verticals • Sub - scale Equipment Finance business EXPANSIVE NATIONAL EXPERTISE • 17 National specialty commercial verticals • Commercial clients in all 50 U.S. states • Scaled Equipment Finance business #3 3 NASCENT VALUE - ADDED CAPABILITIES • Narrow Payments functionality • Limited Wealth Management • Capital Markets oriented to risk - management products FULL RANGE OF VALUE - ADDED CAPABILITIES • Comprehensive Payments suite • Powerful Wealth & Private Banking platform • Full - service Capital Markets (M&A advisory, risk - management, and capital raising and distribution offerings) Positioned franchise to deliver sustained revenue growth and value creation

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference Transformed Operating Platform Driving Peer-Leading Organic Growth 6 1) Source: S&P Global and Company Financials – Includes all peers: CFG, FITB, FHN, KEY, MTB, PNC, RF, TFC, USB, and ZION. 2) Loan and deposit growth adjusted to exclude impact of M&A (including HBAN (CADE+VBTX), FITB (CMA), & PNC (FirstBank)) usin g day -weighted opening balance sheets. Average Loan Growth CAGR (4Q24 - 2Q26) 2 - Commercial Verticals: +$9B - Regional Banking : +$2.7B - Vehicle Finance: +$1.6B - Middle Market: +$1.2B +7.6% +3.1% HBAN Peer Median Average Deposit Growth CAGR (4Q24 - 2Q26) 2 +4.1% +0.5% HBAN Peer Median - Commercial Verticals: +$3B - Core Deposit Growth • Commercial: +$10B • Consumer: +$6B • Scaling Commercial Verticals including: - Funds Finance - Mortgage Servicing Lending & Deposits - Financial Institutions Group • Accelerating Regional Bank performance • Expanding organically in Carolinas & Texas Investment in Durable Growth Engines 1 1

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference Investments in Value-Added Services Are Driving Robust Fee Growth 7 1) Includes Mortgage Banking, Insurance Income, Leasing Revenue, gain/loss on sale of securities, and other. 2) Growth rates exclude impact of acquisitions (CADE, Veritex, and Janney) and impact of less revenue contribution due to the sale of a portion of our corporate trust business 3) Compound annual growth rate LTM 2Q26 vs LTM 2Q24 4) Compound annual growth rate as 2Q26 vs 2Q24 $602 $640 $735 $343 $389 $460 $250 $349 $467 $320 $355 $447 $357 $314 $568 LTM 2Q24 LTM 2Q25 LTM 2Q26 Noninterest Income $2,047 $2,677 $1,872 - 30% CAGR 3 - 70%+ syndications growth in each of the past 3 years - 20%+ growth in advisory fees YoY - 10% CAGR 3 - 37% AUM CAGR 4 - 10% Household CAGR 4 Wealth - 9% CAGR 3 - 15% Commercial Payments CAGR 2 - Approximately doubled Merchant Acquiring revenues Payments Customer Deposit & Loan Fees Wealth & Asset Management Capital Markets & Advisory All Other 1 Payments & Cash Management Total Noninterest Income Expanding Value-Added Services through targeted investments • Building Capital Markets capabilities across: - Advisory - DCM, ECM - Financial sponsor coverage - Syndicated & leveraged finance • Scaling Wealth and Private Banking capabilities: - Modernizing Wealth platform through strategic partnerships - Penetrating Regional and Commercial business ownership • Expanding Payments : - Brought merchant acquiring in-house - Enhanced corporate TM capabilities Capital Markets Payments Organic Performance 2

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference Cost Synergies Ahead of Schedule CADE $365M Run-rate by 4Q26 VBTX $70M Run-rate by 2Q26 Partner Synergies Tracking at or Better Than Expectations $50 - $75 ~$150 >$300 >$75 >$175 >$350 2026 2027 2028 2029 2030 Original Expectations Current Outlook Revenue Synergies Tracking Better Than Forecasted $70 $70 $70 $365 $435 1Q26 2Q26 3Q26 4Q26 Cadence Veritex $ in Millions $ in MillionsAnnualized Run Rates 8

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference Execution Remains Strong as the Operating Environment Has Evolved 9 FY2026 Expectations as of January Current FY2026 Outlook Balance Sheet Growth • 36-37% Loan Growth • 33-34% Deposit Growth Balance Sheet Growth On -Track ✓ ~36% Loan Growth ✓ ~33% Deposit Growth Strong Fee Income Growth • 26.5-29.5% YoY Growth Accelerating Fee Income Growth ✓ ~32% YoY growth Powerful Synergies • $435M in Run -rate Expense Synergies by 4Q26 • $50 -$75M in Revenue Synergies in 2026 Partner Synergies at or Above Goal ✓ Expense synergies fully delivered ✓ Expect $75M+ FY26 revenue synergies Significant NIM Expansion • Supportive yield curve • Stable competitive conditions • Cadence deposit cost optimization opportunity Moderating NIM Expansion  Higher short -term rates  Elevated loan and deposit pricing competition ✓ Executing Cadence deposit cost optimization

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference 10 (1) Source Bloomberg. Market - implied overnight rates derived from Fed Funds futures as of Jan. 1, 2026 and Aug. 25, 2026. (2) Source: Federal Reserve H.8 Statistical Release. Total Deposits at all U.S. commercial banks (DEPOSITS series). Percentag es reflect year - over -year growth. Deposit Pricing | Higher for Longer Rate and Competitive Dynamics Pressuring Costs Market-Implied Fed Funds1 Path Has Shifted Sharply Higher… Industry Deposit Competition Has Intensified2 1.5% 2.2% 2.7% 3.1% 4.1% 5.1% 6.3% YoY Deposit Growth (%) Rate Path Down 50bps Higher Deposit Demand Driving Deposits Costs Higher 3.2% 3.1% 3.6% 3.6% 3.9% as of Jan-26 as of Aug 26 Up 30bps Total Cost of Deposits

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference 11 Note: $ in Billions 1 ) Source: Federal Reserve H.8 Statistical Release. Total loans and leases at all U.S. commercial banks (LOANS series). Percenta ges reflect year -over -year growth. 2) Risk -adjusted return defined as NIM % minus NCO %.. 3) Source: SEC Filings & Factset ; Peers include: CFG, FITB, FHN, KEY, MTB, PNC, RF, TFC, USB, and ZION. Loan Yields and Volumes | Impacted by Similar Dynamics $16.2 $16.0 $15.5 781 777 779 4Q25 1Q26 2Q26 Avg. FICO Originations Total Auto Loans Bank competitors ramping auto production, compressing spreads $24.3 $23.5 12.9% 12.4% 1Q26 2Q26 4Q26E CRE Loans CRE as % of Total Loans Bank and private credit competitors leaning into CRE, accelerating run -off Auto Balances ($) and Avg. FICO for Originations CRE Loan Balances ($) and CRE as (%) of Total Loans 1.3% 2.1% 3.3% 4.3% 5.7% 7.0% 7.4%YoY Loan Growth (%) 2.73% 2.84% 2.91% 2.91% 2.91% 2.98% 2.96% 2.46% 2.47% 2.54% 2.54% 2.64% 2.73% 2.71% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Industry loan growth is accelerating 1 Maintaining strong risk -adjusted margin 2 HBAN Peer Median 3

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference ~1.3% ~1% >1% ~1.5% >2.5% 6Y Avg. FY26E FY27E Original Current 121) Represents average per year expense reductions from FY2019 -2025 Why Are We Updating Guidance Now? Management Actions Year to Date Efficiencies as % of Baseline Operating Expenses In response to the evolving rate & competitive environment, we undertook these actions: • Optimized balance sheet – Loan Mix – Deposit Pricing • Accelerated fee - based businesses – Driving TM Penetration – Enhancing Capital Markets Offering • Increased expense reengineering actions 1 Two factors drove incremental pressure to loan growth and NII expectations • Lower than expected loan volume – Increased paydowns in CRE & Resi – Lower Auto production due to less attractive risk - adjusted returns • Incremental reductions to NIM – Sustained high short -term rates elevating deposit costs – Lower than expected yields in some loan categories Adopting more conservative FY27 EPS Outlook • Recalibrating loan growth expectations • Revising NIM projection lower • Managing expenses while maintaining appropriate level of growth - oriented investments Challenges Subsequent to 2Q Earnings Drivers of Revised Outlook

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference Navigating current operating environment while sustaining investment in organic growth 13 Aligning Near-Term Financial Targets with Long Term Strategic Priorities $1.75 $1.83 Revised FY27 EPS Target Range Increasing expected share repurchases to $1.3 – 1.4B Continuation of prevailing macro and competitive conditions Sustaining core funding Stable credit Baseline Expectations Loan Growth Assumptions Net Interest Margin Fee Income Growth Operating Leverage ~6% Low -mid 3.20s High -single Digit ≥ 300bps 7 - 8% Mid-high 3.20s Low -double Digit ~400 - 500bps

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference Strong Earnings Growth, ROTCE and Capital Return Create Substantial Value 141) Non-GAAP Measure, see reconciliations on slides 18 (EPS) and (TBV) and 19 (ROTCE); 2) As of 09/11/2026, volume weighted - average share price of $ 16.65 $1.39 $0.06 FY25 FY26E FY27E $1.45 1 Robust Earnings Growth Improving Return Profile Strong Capital Management $0 M FY25 FY26E FY27E • Expected • Completed 2 $1.75 - 1.83 ~$ 550M ~$1.3B - 1.4B Share Buyback Program TBV Per Share $9.89 1 FY25 FY26E FY27E Operating and financial performance driving powerful value creation 16.0% ~17% 17 - 18% 0.4% FY25 FY26E FY27E 16.4% 1 $1.52 - 1.54 $ 360M Adj. EPS Adj. ROTCE ROTCE

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference 15 Flywheel for Value Creation Sustainable Competitive Advantage Strong Revenue Growth and Profitability Differentiated Operating Model Expanding Investment Capacity

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference 16 Appendix

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference FY26 Guidance 171) Baseline excludes $58M loss on sale of securities, $24M gain from divestiture, and $13M loss from the impact of CRTs. Previous Revised Net Interest Income FY25 Baseline = $6.056 billion 39-43% ~35% Average Loans FY25 Baseline = $136.7 billion 36-37% ~36% Average Deposits FY25 Baseline = $165.8 billion 33-34% ~33% Noninterest Income (ex Gain/Loss on sale of securities) Non -GAAP FY25 Baseline = $2.222 billion 1 31-33% ~32% Implied Revenue Growth FY25 Baseline = $8.278 billion ~37% ~34% Core Expenses Non -GAAP FY25 Baseline = $4.871 billion 32.5-33.5% Net Charge -offs 25-35 bps Effective Tax Rate 19-20% ~18% Avg. Shares Outstanding in millions ~2,000 Outlook

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Barclays Conference Non-GAAP Reconciliation Earnings Per Share (EPS), Tangible Book Value (TBV) 18 ($ in millions, except per share amounts) FY25 Earnings Per Share (GAAP), diluted $1.39 Add: Notable Items, after -tax $91 0.06 Adjusted Earnings Per Share (Non -GAAP) $1.45 TBV per Share ($ in millions) 4Q25 1Q26 2Q26 Huntington shareholders’ equity $24,342 $32,535 $32,624 Less: preferred stock 2,731 2,881 2,881 Common shareholders’ equity $21,611 $29,654 $29,743 Less: goodwill 5,997 9,527 9,527 Less: other intangible assets, net of tax 115 766 723 Tangible common equity A $15,499 $19,361 $19,493 Number of common shares outstanding B 1,568 2,027 2,020 Tangible book value per share A/B $9.89 $9.55 $9.65

Non-GAAP Reconciliation
Return on Average Tangible Common Equity, ROTCE

($ in millions)		LTM 2Q25	LTM 3Q25	LTM 4Q25	LTM 1Q26	LTM 2Q26	FY25
Average common shareholders' equity		$18,065	$18,438	$19,241	$21,470	$24,242	$19,241
Less: intangible assets and goodwill		5,657	5,645	5,741	6,609	7,813	5,741
Add: net tax effect of intangible assets		20	18	19	52	97	19
Average tangible common shareholders' equity	A	12,428	12,811	13,520	14,913	16.525	13,520
Net income available to common		$1,989	$2,110	$2,087	$2,069	$2,246	$2,087
Add: amortization of intangibles		45	44	46	76	119	46
Add: deferred tax		(9)	(9)	(10)	(16)	(26)	(10)
Adjusted net income available to common		$2,025	$2,145	$2,123	$2,129	$2,339	$2,123
Adjusted net income available to common (annualized)	B	$2,025	$2,145	$2,123	$2,129	$2,339	$2,123
Return on average tangible common shareholders' equity	B/A	16.3%	16.7%	15.7%	14.3%	14.2%	15.7%

Adjusted net income available to common (annualized)	B	$2,025	$2,145	$2,123	$2,129	$2,339	$2,123
Return on average tangible shareholders' equity		16.3%	16.7%	15.7%	14.3%	14.2%	15.7%
Add: Notable Items, after tax	C	7	(10)	91	305	418	91
Adjusted net income available to common (annualized)	D	$2,032	$2,135	$2,214	$2,434	$2,757	$2,214
Adjusted return on average tangible common shareholders' equity	D/A	16.3%	16.7%	16.4%	16.4%	16.7%	16.4%

Huntington

2026 Barclays Conference 19